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                                                                   EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-41115, 333-41125, 333-41131, and 333-41135 of FARO Technologies, Inc. on
Forms S-8 of our report dated March 17, 2000, appearing in this Annual Report on Form 10-K of FARO Technologies, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP


Certified Public Accountants

Tampa, Florida
March 27, 2002